Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events

14.	SUBSEQUENT EVENTS

During March 2013, the Company issued 500,000 shares of the Company’s common stock to a consultant for investor and public relations services. The shares were valued at $0.11 per share or $55,000.

During May 2013, the Company issued a $30,000 promissory note with an original issue discount of 20%.  The promissory note is due on the earlier of (i) the closing by the Company of a financing or series of financings for aggregate cash proceeds of at least $1,850,000, or, (ii) July 5, 2013. As a financing incentive, the lender received a three-year warrant, vesting immediately, to purchase 25,000 shares of common stock at an exercise price of $0.10 per share.

During May 2013, the Company issued a $500,000 convertible promissory note with an original issue discount of $50,000. The convertible promissory note is due on August 13, 2013 and may be converted at any time into fully paid and non-assessable shares of the Company’s common stock. The conversion price shall be 60% of the average closing price of the stock for the twenty-five (25) business days preceding the conversion notice. The conversion price of the note was not fixed and determinable on the date of issuance and as such in accordance with ASC Topic 815 “Derivatives and Hedging” (“ASC 815”), the embedded conversion options of the note on the date of issuance was valued using the binomial lattice options pricing model and recorded as a derivative liability.  As of June 3, 2013, the Company has been advanced $25,000 on this note.